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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2003


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE           000-24439          33-0803204
              ----------------------------------------------------------
              (STATE OR OTHER     (COMMISSION FILE   (IRS EMPLOYER
              JURISDICTION OF     NUMBER)            IDENTIFICATION NO.)
              INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA  92620
                  ---------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 599-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (C)      EXHIBITS

                  99.1 Copy of press release, dated April 1, 2003, issued by the Company.

ITEM 9.  REGULATION FD DISCLOSURE

         The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

         On April 1, 2003, Hines Horticulture, Inc. announced operating results from continuing operations for the fourth quarter and fiscal year ended 2002 and other information.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2003            HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)

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                                INDEX TO EXHIBITS


99.1 Copy of press release, dated April 1, 2003, issued by Hines Horticulture, Inc.